UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00834

Name of Registrant:	Vanguard Windsor Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2022—October 31, 2023

Item 1: Reports to Shareholders

Annual Report   |   October 31, 2023
Vanguard Windsor™ Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2023, Vanguard Windsor Fund returned 2.99% for Investor Shares and 3.08% for Admiral Shares, well ahead of the 0.13% return of its benchmark, the Russell 1000 Value Index.
•	Early on, inflation began to ease off multidecade highs amid aggressive interest rate hikes by central banks. Unexpected resilience in the labor market and consumer spending helped dial back expectations of a sustained recession, but the prospect of higher rates for longer weighed on market sentiment toward the close of the period.
•	The broad U.S. stock market, as measured by the Russell 3000 Index, returned 8.38%. Growth stocks outperformed value. By market capitalization, larger stocks fared better than smaller companies on average.
•	The advisors’ strong selection drove outperformance relative to the benchmark in all but two sectors. Consumer discretionary and health care contributed most to performance. Financials, the fund’s largest sector, and consumer staples detracted.
•	For the decade ended October 31, 2023, the fund’s average annualized return was 8.81% for Investor Shares and 8.91% for Admiral Shares, outpacing the 7.60% return of the fund's benchmark.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	9.48%	9.53%	10.71%
Russell 2000 Index (Small-caps)	-8.56	3.95	3.31
Russell 3000 Index (Broad U.S. market)	8.38	9.19	10.23
FTSE All-World ex US Index (International)	12.35	3.51	3.88
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.53%	-5.51%	0.03%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	-2.48	1.00
FTSE Three-Month U.S. Treasury Bill Index	4.94	1.93	1.80
CPI
Consumer Price Index	3.24%	5.72%	4.00%
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Advisors’ Report
For the 12 months ended October 31, 2023, Vanguard Windsor Fund returned 2.99% for Investor Shares and 3.08% for Admiral Shares, well ahead of the 0.13% return of its benchmark, the Russell 1000 Value Index.
Your fund is managed by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The accompanying table lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies.
The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 15, 2023.
Wellington Management Company llp
Portfolio Manager:
David W. Palmer, CFA,
Senior Managing Director
For the fiscal year ended October 31, Wellington Management’s portion of the portfolio outperformed the Russell 1000 Value Index. The style factor environment during the period was characterized by growth’s outperformance of value.
The period brought no shortage of macroeconomic developments, from Russia’s war in Ukraine to inflation persisting at multidecade highs, as well as the U.S. Federal Reserve committing to tighter monetary policies, fueling fears of a recession. As a result, market volatility has remained extremely high. Amid the turmoil, our team continued to see wide alpha opportunities and executed on our investment process to deliver strong outperformance. Over the fiscal year, the best-performing sectors within the benchmark were communication services, information technology, and industrials, while health care, real estate, and utilities lagged the market.
Stock selection drove the portfolio’s relative outperformance, led by the consumer discretionary, health care, and energy sectors. Seven of the 11 sectors saw positive stock selection.
Within consumer discretionary, the most notable relative contributors were positions in Las Vegas Sands, an American casino and resort company, Lennar, a U.S.-based home construction company, and Airbnb, a U.S.-based company operating an online marketplace for short- and long-term homestays and experiences. Shares of Las Vegas Sands rose as it delivered better-than-expected quarterly results consecutively, a product of the post-pandemic recovery in Singapore and Macao. Shares of Lennar rose on the back of strong quarterly results, benefiting from the increased demand for new homes accompanied by improving supply chain and labor market

2

conditions. Shares of Airbnb rose driven by early travel bookings in Europe, market-share gains in Latin America, and a continued recovery in the Asia Pacific region. Within health care, our out-of-benchmark position in Seagen, a U.S.-based biotechnology company, rose on news that Pfizer would acquire the company for a total value of $43 billion.
Security selection in the consumer staples sector was weak during the period and partially offset positive returns elsewhere. Shares of Dollar Tree, a U.S.-based discount retailer, declined. Adjusted earnings per share decreased year-over-year and management narrowed the full-year guidance range amid challenging economics for discounters.
Throughout the pandemic, our team has found fortitude, investable insights, and worthwhile challenges to our base assumptions from our many diverse colleagues around the world: from the health care team; from other central research-driven teams across the consumer, technology, energy, and industrial sectors; from our fixed income colleagues, helping to pinpoint sources and depth of financing markets for reopening-dependent contrarian ideas; and from our climate-, sustainability-, and ESG-focused teams, assisting us in the assessment of disadvantaged (or potentially permanently impaired) assets and the emerging risks from evolving environmental and social change.
Wellington’s macroeconomics team has always helped us to triangulate or rebase our assumptions around the business cycle, and lately that messaging has turned more cautious. Our macro team’s Global Cycle Index (a proprietary research tool incorporating seven independent variables that we use to assess the global economic cycle) continues to move lower—against a backdrop of rising rates, rising inflation, and slowing growth—creating some near-term concerns. With this outlook in view, we have positioned the overall beta of the portfolio near the lower end of its longer-term range, reserving ample dry powder to deploy when we see compelling investment opportunities created by market movements.
Stepping back, we have always believed our best long-term opportunities are with stocks of good companies that have been discarded by other investors for reasons that we feel are temporary. There certainly have been times in the past where the portfolio has been out of sync with marketplace fashion. We are confident that if we remain disciplined in our value approach, we will bring compensatory rewards to our patient shareholders over the long run.
Pzena Investment Management, LLC
Portfolio Managers:
Richard S. Pzena, Founder, Principal, Chairman,
Co-Chief Investment Officer
John J. Flynn, Principal
Benjamin S. Silver, CFA, Principal
3

Markets began a powerful recovery in the fourth quarter of 2022, as investors reacted positively to tentative signs of easing inflationary pressures, an improving energy outlook in Europe, and China’s exit from its zero-COVID regime. This rally continued in the first quarter of 2023 on strong economic data. After the U.S. regional banking turmoil in March, investors began to anticipate a more benign interest rate environment and rushed out of financials and into growth stocks, which also surged amid enthusiasm around artificial intelligence (AI). Equities gave up some ground toward the end of the period due to expectations for higher-for-longer interest rates, while an uncertain economic outlook persisted. Value stocks finished flat and trailed growth stocks for the 12 months ended October 31. Against this backdrop, the portfolio was flat for the period but slightly outperformed the Russell 1000 Value Index.
Industrials was the standout performer at the sector level, while information technology and consumer discretionary also contributed to performance. The top individual contributor, industrial conglomerate General Electric, saw surging demand in its lucrative jet engine aftermarket business amid the rebound in air travel while its power division also improved. Additionally, the spin-off of the company’s health care unit in early 2023 was well received. The company also provided long-term targets ahead of expectations at an analyst day in March. Online travel agency Booking Holdings continues to benefit from the post-COVID travel recovery and recently posted a strong set of results. Footwear manufacturer Skechers posted a double-digit rise in revenue in the first quarter. Margins improved as the company increased pricing to offset cost inflation. Additionally, inventory declined during the quarter, returning to pre-COVID levels.
Financials, health care, and utilities detracted most from absolute performance. Consumer products company Newell Brands was the largest individual detractor, with shares falling on weaker results, which led to reduced guidance and a dividend cut. More specifically, the company has been suffering from elevated inflation and inventory destocking at its end customers. We anticipate continued cost cutting and brand rationalization to bolster margins as Newell’s end markets come back into balance. Texas utility NRG Energy fell after announcing the acquisition in December of Vivint Smart Home, a home security and smart home products company. Investors reacted negatively, as Vivint's focus is outside of NRG's core business. We exited NRG as the range of outcomes widened because of heightened execution risk. U.S. biopharma company Bristol-Myers Squibb is facing somewhat of a new-drug hiatus, while the prospect of declining sales over the next few years due to the loss of drug exclusivity is also weighing on the shares. We expect the company’s large Celgene acquisition to drive strong cash-flow generation and capital returns going forward. We believe the market is pricing
4

in an asymmetrical risk-reward given the pharma giant’s historically solid R&D engine.
During the period, we sold out of enterprise hardware and software company Hewlett Packard Enterprise, biopharma company Amgen, enterprise software company Oracle, and private jet manufacturing and defense contracting company Textron, all on strength. We also exited insurer Axis Capital in favor of more attractive opportunities.
We initiated positions in medical products company Baxter, auto parts supplier
Magna, medical device company Medtronic, cable communications provider Charter Communications, electrical connectors and sensors supplier TE Connectivity, meat processor Tyson, merchant acquirer Global Payments, mass media company Disney, and leading government services provider Leidos.
The portfolio is positioned toward more economically sensitive and cyclical businesses, as we believe valuations remain compelling amid persistent domestic recession fears.
Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company llp	69	14,718	Seeks to provide long-term total returns above both the S&P 500 and value-oriented indexes over a complete market cycle through bottom-up, fundamentally driven stock selection focused on undervalued securities.
Pzena Investment Management, LLC	30	6,247	Uses a fundamental, bottom-up, deep-value-oriented investment strategy. Seeks to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power.
Cash Investments	1	262	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
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Six Months Ended October 31, 2023
	Beginning Account Value 4/30/2023	Ending Account Value 10/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Windsor Fund
Investor Shares	$1,000.00	$960.60	$2.08
Admiral™ Shares	1,000.00	960.80	1.58
Based on Hypothetical 5% Yearly Return
Windsor Fund
Investor Shares	$1,000.00	$1,023.09	$2.14
Admiral Shares	1,000.00	1,023.59	1.63
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.42% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
7

Windsor Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2013, Through October 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Windsor Fund Investor Shares	2.99%	10.06%	8.81%	$23,256
Russell 1000 Value Index	0.13	6.60	7.60	20,799
Dow Jones U.S. Total Stock Market Float Adjusted Index	8.39	10.10	10.43	26,967

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Windsor Fund Admiral Shares	3.08%	10.16%	8.91%	$117,408
Russell 1000 Value Index	0.13	6.60	7.60	103,994
Dow Jones U.S. Total Stock Market Float Adjusted Index	8.39	10.10	10.43	134,835
See Financial Highlights for dividend and capital gains information.
8

Windsor Fund
Fund Allocation
As of October 31, 2023
Communication Services	5.4%
Consumer Discretionary	7.7
Consumer Staples	6.4
Energy	7.7
Financials	21.5
Health Care	16.5
Industrials	11.9
Information Technology	8.7
Materials	4.8
Real Estate	3.8
Utilities	5.6
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
9

Windsor Fund
Financial Statements
Schedule of Investments
As of October 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.5%)
Communication Services (5.3%)
*	Alphabet Inc. Class A	2,645,309	328,230
*	Charter Communications Inc. Class A	677,369	272,844
*	T-Mobile US Inc.	1,095,279	157,567
	Electronic Arts Inc.	1,034,148	128,017
*	Match Group Inc.	3,687,627	127,592
*	Walt Disney Co.	1,085,277	88,548
	Cable One Inc.	27,968	15,379
			1,118,177
Consumer Discretionary (7.5%)
	Lear Corp.	1,381,940	179,320
	Gildan Activewear Inc.	6,139,590	174,426
	Magna International Inc.	3,499,754	168,303
	Wyndham Hotels & Resorts Inc.	2,199,499	159,244
	BYD Co. Ltd. Class H	4,160,000	126,506
	PVH Corp.	1,588,525	118,107
	Lennar Corp. Class A	1,014,967	108,277
	Ross Stores Inc.	846,500	98,168
*	Mohawk Industries Inc.	1,060,308	85,227
	Newell Brands Inc.	11,866,202	79,741
*	Airbnb Inc. Class A	578,763	68,462
*	CarMax Inc.	1,053,654	64,368
*	Booking Holdings Inc.	21,808	60,835
	Las Vegas Sands Corp.	1,186,613	56,317
*	Skechers USA Inc. Class A	814,984	39,298
			1,586,599
Consumer Staples (6.3%)
	Tyson Foods Inc. Class A	6,542,010	303,222
	Kenvue Inc.	14,650,378	272,497
	Unilever plc (XLON)	4,553,281	215,646
*	Dollar Tree Inc.	1,788,384	198,672
	Philip Morris International Inc.	2,050,335	182,808
	Sysco Corp.	2,360,888	156,975
			1,329,820
Energy (7.5%)
	Schlumberger NV	6,070,947	337,909
	Canadian Natural Resources Ltd.	3,827,835	243,182
	Shell plc ADR	2,806,534	182,818
	Halliburton Co.	4,646,577	182,796
	ConocoPhillips	1,484,414	176,349
		Shares	Market Value• ($000)
	Diamondback Energy Inc.	1,042,129	167,074
	Enbridge Inc.	4,661,632	149,387
	NOV Inc.	4,383,136	87,488
	Exxon Mobil Corp.	578,725	61,258
			1,588,261
Financials (20.9%)
	MetLife Inc.	6,112,472	366,810
	Chubb Ltd.	1,689,228	362,542
	Equitable Holdings Inc.	13,577,338	360,750
	Voya Financial Inc.	4,718,570	315,059
	Allstate Corp.	2,329,353	298,460
	Raymond James Financial Inc.	2,398,600	228,922
	M&T Bank Corp.	1,823,170	205,562
	American International Group Inc.	3,141,758	192,621
	Charles Schwab Corp.	3,665,846	190,771
	New York Community Bancorp Inc.	20,101,100	190,559
	Capital One Financial Corp.	1,761,259	178,398
	Wells Fargo & Co.	4,481,987	178,249
	Globe Life Inc.	1,529,928	178,022
	JPMorgan Chase & Co.	1,265,602	175,995
	Bank of America Corp.	6,677,685	175,890
	S&P Global Inc.	467,496	163,301
	Citigroup Inc.	4,035,906	159,378
*	FleetCor Technologies Inc.	642,726	144,723
	Global Payments Inc.	1,097,881	116,617
	Goldman Sachs Group Inc.	328,699	99,796
	UBS Group AG (Registered)	4,155,129	97,479
	Morgan Stanley	720,717	51,041
	Invesco Ltd.	852,369	11,055
			4,442,000
Health Care (16.1%)
	Pfizer Inc.	13,911,049	425,122
	AstraZeneca plc ADR	3,944,458	249,408
*	Centene Corp.	3,521,500	242,913
	Quest Diagnostics Inc.	1,743,845	226,874
	Humana Inc.	424,091	222,092
	UnitedHealth Group Inc.	407,027	217,987
	Novartis AG (Registered)	2,068,196	193,624
	Baxter International Inc.	5,535,528	179,517
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Windsor Fund
		Shares	Market Value• ($000)
	Agilent Technologies Inc.	1,490,024	154,024
	Medtronic plc	2,087,089	147,265
[1]	Fresenius Medical Care AG & Co. KGaA ADR	8,204,589	136,442
*	United Therapeutics Corp.	540,969	120,560
	DENTSPLY SIRONA Inc.	3,928,853	119,476
	Bristol-Myers Squibb Co.	2,252,679	116,081
	Teleflex Inc.	517,562	95,620
	Cigna Group	298,096	92,171
	Johnson & Johnson	616,171	91,403
	Encompass Health Corp.	1,395,986	87,333
	Elevance Health Inc.	186,825	84,088
	Cardinal Health Inc.	885,987	80,625
*	Avantor Inc.	4,219,494	73,546
	McKesson Corp.	95,396	43,440
*	Sandoz Group AG	418,623	10,884
	CVS Health Corp.	22,770	1,571
			3,412,066
Industrials (11.6%)
	Westinghouse Air Brake Technologies Corp.	3,840,974	407,220
	Leidos Holdings Inc.	3,165,350	313,749
	RTX Corp.	2,963,951	241,236
	General Dynamics Corp.	893,822	215,688
	Knight-Swift Transportation Holdings Inc.	3,994,198	195,276
	SS&C Technologies Holdings Inc.	3,635,214	182,670
*	AerCap Holdings NV	2,846,469	176,823
	Techtronic Industries Co. Ltd.	16,077,250	146,778
	General Electric Co.	1,242,188	134,939
	Airbus SE	875,693	117,410
	Dover Corp.	886,482	115,198
	Genpact Ltd.	2,880,725	96,620
*	Middleby Corp.	670,359	75,663
	Toro Co.	651,082	52,633
			2,471,903
Information Technology (8.5%)
	Micron Technology Inc.	4,006,877	267,940
	QUALCOMM Inc.	2,046,189	223,014
	NXP Semiconductors NV	1,204,176	207,636
	Cognizant Technology Solutions Corp. Class A	3,081,529	198,666
	Seagate Technology Holdings plc	2,699,319	184,228
*	Salesforce Inc.	871,272	174,978
	Amdocs Ltd.	1,630,266	130,682
	Microsoft Corp.	385,896	130,475
	TE Connectivity Ltd.	1,059,573	124,871
*	Zebra Technologies Corp. Class A	251,897	52,755
	Samsung Electronics Co. Ltd. (XKRX)	912,419	45,416
	Juniper Networks Inc.	1,231,241	33,145
	Cisco Systems Inc.	556,397	29,005
			1,802,811
		Shares	Market Value• ($000)
Materials (4.6%)
	Rio Tinto plc ADR	3,405,114	219,085
	Dow Inc.	3,814,708	184,403
	Reliance Steel & Aluminum Co.	631,347	160,602
	PPG Industries Inc.	1,274,398	156,458
	CRH plc (SGMX)	2,775,575	148,956
	FMC Corp.	2,164,526	115,153
			984,657
Real Estate (3.8%)
	American Tower Corp.	1,519,200	270,706
	Equinix Inc.	229,847	167,706
	UDR Inc.	4,407,077	140,189
	AvalonBay Communities Inc.	668,187	110,745
	Extra Space Storage Inc.	789,347	81,769
*	CBRE Group Inc. Class A	384,588	26,667
			797,782
Utilities (5.4%)
	Edison International	6,297,054	397,092
	Exelon Corp.	6,675,961	259,962
	Duke Energy Corp.	2,301,719	204,600
	Iberdrola SA (XMAD)	17,234,752	191,685
	AES Corp.	6,737,731	100,392
			1,153,731
Total Common Stocks (Cost $19,124,786)			20,687,807
Temporary Cash Investments (2.5%)
Money Market Fund (1.9%)
[2,3]	Vanguard Market Liquidity Fund, 5.420%	4,077,826	407,742
		Face Amount ($000)
Repurchase Agreements (0.6%)
	Bank of America Securities, LLC 5.300%, 11/1/23 (Dated 10/31/23, Repurchase Value $120,118,000, collateralized by Ginnie Mae 4.500%–5.500%, 5/20/53–9/20/53, with a value of $122,502,000)	120,100	120,100

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Windsor Fund
	Face Amount ($000)	Market Value• ($000)
JP Morgan Securities LLC 5.290%, 11/1/23 (Dated 10/31/23, Repurchase Value $15,002,000, collateralized by U.S. Treasury Bill 0.000%, 1/2/24, and U.S. Treasury Note/Bond 1.500%–4.625%, 2/15/25–9/30/28, with a value of $15,300,000)	15,000	15,000
		135,100
Total Temporary Cash Investments (Cost $542,794)		542,842
Total Investments (100.0%) (Cost $19,667,580)		21,230,649
Other Assets and Liabilities—Net (0.0%)		(3,753)
Net Assets (100%)		21,226,896
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $24,326,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $26,330,000 was received for securities on loan, of which $24,961,000 is held in Vanguard Market Liquidity Fund and $1,369,000 is held in cash.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2023	1,253	263,897	(8,586)

See accompanying Notes, which are an integral part of the Financial Statements.
12

Windsor Fund
Statement of Assets and Liabilities
As of October 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $19,259,886)	20,822,907
Affiliated Issuers (Cost $407,694)	407,742
Total Investments in Securities	21,230,649
Investment in Vanguard	766
Cash	3,229
Cash Collateral Pledged—Futures Contracts	14,373
Foreign Currency, at Value (Cost $581)	611
Receivables for Investment Securities Sold	108,303
Receivables for Accrued Income	9,850
Receivables for Capital Shares Issued	4,033
Variation Margin Receivable—Futures Contracts	1,699
Total Assets	21,373,513
Liabilities
Payables for Investment Securities Purchased	96,215
Collateral for Securities on Loan	26,330
Payables to Investment Advisor	10,900
Payables for Capital Shares Redeemed	11,692
Payables to Vanguard	1,480
Total Liabilities	146,617
Net Assets	21,226,896
1 Includes $24,326,000 of securities on loan.
At October 31, 2023, net assets consisted of:

Paid-in Capital	18,123,101
Total Distributable Earnings (Loss)	3,103,795
Net Assets	21,226,896

Investor Shares—Net Assets
Applicable to 222,867,356 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	4,505,663
Net Asset Value Per Share—Investor Shares	$20.22

Admiral Shares—Net Assets
Applicable to 245,285,260 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	16,721,233
Net Asset Value Per Share—Admiral Shares	$68.17

See accompanying Notes, which are an integral part of the Financial Statements.
13

Windsor Fund
Statement of Operations

Year Ended October 31, 2023
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	454,655
Dividends—Affiliated Issuers	4,814
Interest—Unaffiliated Issuers	10,025
Interest—Affiliated Issuers	17,932
Securities Lending—Net	889
Total Income	488,315
Expenses
Investment Advisory Fees—Note B
Basic Fee	28,430
Performance Adjustment	14,998
The Vanguard Group—Note C
Management and Administrative—Investor Shares	10,646
Management and Administrative—Admiral Shares	22,333
Marketing and Distribution—Investor Shares	207
Marketing and Distribution—Admiral Shares	604
Custodian Fees	126
Auditing Fees	44
Shareholders’ Reports—Investor Shares	101
Shareholders’ Reports—Admiral Shares	91
Trustees’ Fees and Expenses	13
Other Expenses	23
Total Expenses	77,616
Expenses Paid Indirectly	(63)
Net Expenses	77,553
Net Investment Income	410,762
Realized Net Gain (Loss)
Capital Gains Distributions Received – Affiliated Issuers	1
Investment Securities Sold—Unaffiliated Issuers	1,485,447
Investment Securities Sold—Affiliated Issuers	(147)
Futures Contracts	(5,298)
Foreign Currencies	194
Realized Net Gain (Loss)	1,480,197
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	(1,171,457)
Investment Securities—Affiliated Issuers	(7,619)
Futures Contracts	(7,442)
Foreign Currencies	160
Change in Unrealized Appreciation (Depreciation)	(1,186,358)
Net Increase (Decrease) in Net Assets Resulting from Operations	704,601
1	Dividends are net of foreign withholding taxes of $6,799,000.

See accompanying Notes, which are an integral part of the Financial Statements.
14

Windsor Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	410,762	367,905
Realized Net Gain (Loss)	1,480,197	2,841,659
Change in Unrealized Appreciation (Depreciation)	(1,186,358)	(3,898,670)
Net Increase (Decrease) in Net Assets Resulting from Operations	704,601	(689,106)
Distributions
Investor Shares	(649,432)	(588,332)
Admiral Shares	(2,398,871)	(1,942,815)
Total Distributions	(3,048,303)	(2,531,147)
Capital Share Transactions
Investor Shares	210,390	(200,936)
Admiral Shares	1,264,284	1,248,509
Net Increase (Decrease) from Capital Share Transactions	1,474,674	1,047,573
Total Increase (Decrease)	(869,028)	(2,172,680)
Net Assets
Beginning of Period	22,095,924	24,268,604
End of Period	21,226,896	22,095,924

See accompanying Notes, which are an integral part of the Financial Statements.
15

Windsor Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$22.74	$26.24	$18.55	$21.76	$22.02
Investment Operations
Net Investment Income[1]	.371	.359	.356	.408	.419
Net Realized and Unrealized Gain (Loss) on Investments	.236	(1.131)	9.122	(1.412)	1.700
Total from Investment Operations	.607	(.772)	9.478	(1.004)	2.119
Distributions
Dividends from Net Investment Income	(.358)	(.330)	(.411)	(.420)	(.426)
Distributions from Realized Capital Gains	(2.769)	(2.398)	(1.377)	(1.786)	(1.953)
Total Distributions	(3.127)	(2.728)	(1.788)	(2.206)	(2.379)
Net Asset Value, End of Period	$20.22	$22.74	$26.24	$18.55	$21.76
Total Return[2]	2.99%	-2.97%	53.49%	-5.64%	11.59%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,506	$4,796	$5,728	$4,570	$4,549
Ratio of Total Expenses to Average Net Assets[3]	0.42%[4]	0.38%[4]	0.30%	0.29%	0.30%
Ratio of Net Investment Income to Average Net Assets	1.74%	1.51%	1.49%	2.14%	2.04%
Portfolio Turnover Rate	42%	43%	33%	51%	39%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.07%, 0.03%, (0.05%), (0.07%), and (0.05%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.42% and 0.38%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.
16

Windsor Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$76.67	$88.50	$62.58	$73.41	$74.29
Investment Operations
Net Investment Income[1]	1.323	1.281	1.278	1.448	1.484
Net Realized and Unrealized Gain (Loss) on Investments	.794	(3.820)	30.747	(4.770)	5.735
Total from Investment Operations	2.117	(2.539)	32.025	(3.322)	7.219
Distributions
Dividends from Net Investment Income	(1.281)	(1.203)	(1.460)	(1.485)	(1.509)
Distributions from Realized Capital Gains	(9.336)	(8.088)	(4.645)	(6.023)	(6.590)
Total Distributions	(10.617)	(9.291)	(6.105)	(7.508)	(8.099)
Net Asset Value, End of Period	$68.17	$76.67	$88.50	$62.58	$73.41
Total Return[2]	3.08%	-2.89%	53.60%	-5.55%	11.71%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,721	$17,300	$18,541	$12,695	$14,647
Ratio of Total Expenses to Average Net Assets[3]	0.32%[4]	0.28%[4]	0.20%	0.19%	0.20%
Ratio of Net Investment Income to Average Net Assets	1.84%	1.61%	1.58%	2.24%	2.14%
Portfolio Turnover Rate	42%	43%	33%	51%	39%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of 0.07%, 0.03%, (0.05%), (0.07%), and (0.05%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.32% and 0.28%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.
17

Windsor Fund
Notes to Financial Statements
Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
18

Windsor Fund
4. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2023, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities
19

Windsor Fund
for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
20

Windsor Fund
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	The investment advisory firms Wellington Management Company llp and Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company llp is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Pzena Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Value Index for the preceding three years.
Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2023, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a net increase of $14,998,000 (0.07%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2023, the fund had contributed to Vanguard capital in the amount of $766,000, representing less than 0.01% of the fund’s net assets and 0.31% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2023, these arrangements reduced the fund’s expenses by $63,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
21

Windsor Fund
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	19,490,902	1,196,905	—	20,687,807
Temporary Cash Investments	407,742	135,100	—	542,842
Total	19,898,644	1,332,005	—	21,230,649
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	8,586	—	—	8,586
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	72,700
Total Distributable Earnings (Loss)	(72,700)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	683,925
Undistributed Long-Term Gains	881,656
Net Unrealized Gains (Losses)	1,538,214
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	3,103,795
22

Windsor Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	392,789	1,036,600
Long-Term Capital Gains	2,655,514	1,494,547
Total	3,048,303	2,531,147
*	Includes short-term capital gains, if any.
As of October 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	19,692,504
Gross Unrealized Appreciation	3,493,101
Gross Unrealized Depreciation	(1,954,956)
Net Unrealized Appreciation (Depreciation)	1,538,145
G.	During the year ended October 31, 2023, the fund purchased $9,279,548,000 of investment securities and sold $10,403,949,000 of investment securities, other than temporary cash investments.
H.	Capital share transactions for each class of shares were:

	Year Ended October 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	245,400	11,408	368,905	15,354
Issued in Lieu of Cash Distributions	625,596	31,412	568,128	24,748
Redeemed	(660,606)	(30,875)	(1,137,969)	(47,478)
Net Increase (Decrease)—Investor Shares	210,390	11,945	(200,936)	(7,376)
Admiral Shares
Issued	1,004,026	13,860	1,376,749	17,029
Issued in Lieu of Cash Distributions	2,221,690	33,084	1,801,699	23,298
Redeemed	(1,961,432)	(27,312)	(1,929,939)	(24,172)
Net Increase (Decrease)—Admiral Shares	1,264,284	19,632	1,248,509	16,155
23

Windsor Fund
I.	Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:
		Current Period Transactions
	Oct. 31, 2022 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Oct. 31, 2023 Market Value ($000)
Vanguard Market Liquidity Fund	366,607	NA1	NA1	39	(3)	17,932	1	407,742
Voya Financial Inc.	336,421	—	13,560	(186)	(7,616)	4,814	—	NA2
Total	703,028	—	13,560	(147)	(7,619)	22,746	1	407,742
1	Not applicable—purchases and sales are for temporary cash investment purposes.
2	Not applicable—at October 31, 2023, the security was still held, but the issuer was no longer an affiliated company of the fund.
J.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
K.	Management has determined that no other events or transactions occurred subsequent to October 31, 2023, that would require recognition or disclosure in these financial statements.
24

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Windsor Funds and Shareholders of Vanguard Windsor Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Windsor Fund (one of the funds constituting Vanguard Windsor Funds, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
25

Tax information (unaudited)
For corporate shareholders, 32.7%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $392,710,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $4,416,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $2,700,692,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
26

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q220 122023

Annual Report   |   October 31, 2023
Vanguard Windsor™ II Fund
See the inside front cover for important information about your fund’s annual and semiannual shareholder reports.

Important information about shareholder reports
Beginning in July 2024, amendments adopted by the Securities and Exchange Commission will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically. Financial statements will no longer be included in the shareholder report but will be available at vanguard.com, can be mailed upon request, or can be accessed on the SEC’s website at www.sec.gov.
You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2023, Vanguard Windsor II Fund returned 7.02% for Investor Shares and 7.09% for Admiral Shares, well ahead of the 0.13% return of its benchmark, the Russell 1000 Value Index.
•	Early on, inflation began to ease off multidecade highs amid aggressive interest rate hikes by the central banks. Unexpected resilience in the labor market and consumer spending helped dial back expectations of a sustained recession, but the prospect of higher rates for longer weighed on market sentiment toward the close of the period.
•	The broad U.S. stock market, as measured by the Russell 3000 Index, returned 8.38%. Growth stocks outperformed value. By market capitalization, larger stocks fared better than smaller companies on average.
•	Information technology, the fund’s largest sector, aided performance most with strong selection and an overweight allocation relative to the benchmark. Consumer discretionary also was a net contributor. Materials and consumer staples were the only sectors to detract from performance.
•	For the decade ended October 31, 2023, the fund’s average annualized return was 9.14% for Investor Shares and 9.22% for Admiral Shares, outpacing the 7.60% return of the fund's benchmark.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	9.48%	9.53%	10.71%
Russell 2000 Index (Small-caps)	-8.56	3.95	3.31
Russell 3000 Index (Broad U.S. market)	8.38	9.19	10.23
FTSE All-World ex US Index (International)	12.35	3.51	3.88
Bonds
Bloomberg U.S. Aggregate Float Adjusted Index (Broad taxable market)	0.53%	-5.51%	0.03%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	-2.48	1.00
FTSE Three-Month U.S. Treasury Bill Index	4.94	1.93	1.80
CPI
Consumer Price Index	3.24%	5.72%	4.00%

Advisors’ Report
For the 12 months ended October 31, 2023, Vanguard Windsor II Fund returned 7.02% for Investor Shares and 7.09% for Admiral Shares. It outperformed the 0.13% return of its benchmark, the Russell 1000 Value Index.
Your fund is managed by four independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The accompanying table lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 15, 2023.
Lazard Asset Management LLC
Portfolio Managers:
Andrew Lacey, Deputy Chairman
Henry Ross Seiden, Managing Director
Our strategy is based on the relationship between valuation and financial productivity. We have identified and historically validated two potential sources of alpha that we focus on exclusively:
•	Compounders: These are companies our analysis indicates can sustain very high levels of financial productivity for longer than the market expects and for which the share price does not reflect the sustainability of these returns. We typically invest 60% to 80% of our capital in compounders.
•	Improvers: We believe that companies can improve returns, but investors often are too optimistic about the probability of success. Our research indicates that companies that improve their returns on capital materially outperform the broad market. We typically invest 20% to 40% of our capital in such improvers.
The U.S. market has been extremely narrow over the last 12 months, driven by a small group of technology-focused companies which rallied due to exuberance around artificial intelligence (AI). Over the past year, the “Magnificent Seven” accounted for 99.7% of the S&P 500 Index’s return. We believe our holdings in Microsoft, Alphabet, Amazon, and Meta are attractive, but the strategy is not exposed to Apple, Tesla, or NVIDIA, creating a drag on relative performance.
Furthermore, the compounder universe has underperformed over the last year, with only 36% of compounders outperforming and the average company lagging by 550 basis points (5.5 percentage points). Further analysis of the universe shows significant dispersion dependent on growth profiles: those with the strongest growth significantly outperformed peers with more stable growth. The strategy has been modestly underweight to the high-growth group because of extended valuations and significantly overweight to the stable-growth group, a notable headwind.
We believe that now is a particularly interesting time, as the valuation of these high-quality, stable-growth businesses is as attractive as it has been historically outside of the tech bubble.
Hotchkis & Wiley Capital Management, LLC
Portfolio Managers:
George H. Davis, Jr.,
Executive Chairman
Scott McBride, CFA,
Chief Executive Officer
The S&P 500 Index returned 10.1% for the 12 months ended October 31, compared to 19.0% for the Russell 1000 Growth Index and 0.1% for the Russell 1000 Value Index. The performance difference between value and growth has been puzzling.
During the period, interest rates rose and the equity market sold off, which is intuitive because higher rates are generally bad for equities as the cost of capital increases. Growth stocks sold off significantly more than value stocks, which is also logical for two primary reasons. First, growth stocks are longer-duration securities and thus should be more sensitive to changes in interest rates. Second, financials comprise much larger portions of value portfolios and represent the one segment of the market that generally stands to benefit from higher interest rates. Yet growth outperformed value in a big way, which has widened the valuation gap between growth and value to about two standard deviations above average, which we view as unsustainable. A correction would be highly conducive to our value-focused approach.
Positive stock selection in industrials, technology, and health care helped relative performance in a meaningful way for the portion of fund assets that we manage. Our overweight position in technology and underweight position in real estate also helped. The largest detractor was stock selection in communication services, the result of not owning Meta—the stock had more than tripled before it was removed from the value index in the June reconstitution. Stock selection in consumer discretionary, financials, and materials was a modest detractor. The most notable change in positioning was an increase in health care because the relative valuation became increasingly attractive. The health care positions also score well in our fundamental risk ratings.
Sanders Capital, LLC
Portfolio Managers:
Lewis A. Sanders, CFA,
Chief Executive Officer and
Co-Chief Investment Officer
John P. Mahedy, CPA,
Director of Research and
Co-Chief Investment Officer
Value opportunities typically reside in places where investor anxiety is elevated either because of depressed conditions or credible threats to the sustainability of current earnings and cash flow. Our investments fall into both categories and, although broadly diversified, have substantial exposure to the information technology (IT) and health care sectors.
The investments in IT, together with related investments in digital communications, position the portfolio to benefit from growing adoption of AI. Investments in health care provide ballast to the cyclical risks inherent in the IT and communications sectors and, in the long term, benefit from the aging of the population, which drives demand for high-acuity health care services. Both areas have contributed to investment returns over the long term while their low correlation has helped dampen overall portfolio volatility.
The statistical character of our portion of fund assets remains within the value domain. It is priced at about a 25% discount to market standards on earnings and cash flow. Relative volatility is estimated to be within the portfolio’s targeted range. Portfolio beta, a measure of the overall portfolio’s sensitivity to market change, is low at 0.86.
About 20% of the portfolio is invested in companies domiciled outside the U.S. We believe these companies are well-positioned in their respective industries and, on average, are priced at about a 20% discount to our U.S. holdings. Investment results year to date have been above broad-based benchmarks and far stronger than value-based indexes. Longer-term investment returns manifest a similar pattern, owing primarily to effective stock selection.
Aristotle Capital Management, LLC
Portfolio Managers:
Howard Gleicher, CFA,
Chief Executive Officer and
Chief Investment Officer
Gregory D. Padilla, CFA,
Principal, Senior Global Research Analyst
Value investing is often associated with lower quality, but our approach is different. We look for high-quality companies whose current stock prices do not reflect our estimates of their intrinsic value and for which we see company-specific catalysts underway to propel the business forward.
The fiscal year ended October 31 was marked by yet another reversal in leadership, a “magnificently” narrow rally in the S&P 500, higher interest rates, a regional banking crisis, and geopolitical risks. During the period, our strategy outperformed the Russell 1000 Value Index and lagged the S&P 500. Reflecting the reversal in markets, our technology holdings, the largest detractor a year earlier, became the biggest contributor while our lack of investments in communication services was the largest detractor after being the biggest contributor in the prior year.
We began the period with an underweight position in banks and while this helped relative performance, we were not immune from the drawdown. With drawdowns come opportunities, and in October 2023 we completed the purchase of a position in U.S. Bancorp, the fifth-largest bank in the U.S. We believe U.S. Bancorp’s recent acquisition of Union Bank from MUFG will act as a key catalyst to unlock its potential.
Before the fiscal year began, we held no investments in communications services. In March 2023 we established a position in Activision Blizzard with the view that the then-pending acquisition by Microsoft presented a rare asymmetric risk-reward to a long-term investor. If the deal was blocked, we believed Activision would be well-positioned to continue as an independent business; if the deal was approved, one was assured of approximately a 20% return. As the stock approached the $95 deal price, we exited our position and on October 13, Microsoft closed the acquisition. Today, we again have zero investments in the communication services sector and are actively researching several companies in the media and digital advertising value chains.
Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	36	18,337	Employs a relative-value approach that seeks a combination of attractive valuation and high financial productivity. The process is research-driven, relying upon bottom-up stock analysis performed by the firm’s global sector analysts.
Hotchkis and Wiley Capital Management LLC	22	10,888	Uses a disciplined investment approach, focusing on such investment parameters as a company’s tangible assets, sustainable cash flow, and potential for improving business performance.
Sanders Capital, LLC	21	10,488	Employs a traditional, bottom-up, fundamental research approach to identifying securities that are undervalued relative to their expected total return.
Aristotle Capital Management, LLC	20	9,920	Employs a fundamental, bottom-up security selection process focused on quality companies with attractive valuations and compelling catalysts.
Cash Investments	1	677	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2023
	Beginning Account Value 4/30/2023	Ending Account Value 10/31/2023	Expenses Paid During Period
Based on Actual Fund Return
Windsor II Fund
Investor Shares	$1,000.00	$997.70	$1.66
Admiral™ Shares	1,000.00	998.10	1.26
Based on Hypothetical 5% Yearly Return
Windsor II Fund
Investor Shares	$1,000.00	$1,023.54	$1.68
Admiral Shares	1,000.00	1,023.95	1.28
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.33% for Investor Shares and 0.25% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Windsor II Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2013, Through October 31, 2023
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2023
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Windsor II Fund Investor Shares	7.02%	9.94%	9.14%	$23,973
Russell 1000 Value Index	0.13	6.60	7.60	20,799
Dow Jones U.S. Total Stock Market Float Adjusted Index	8.39	10.10	10.43	26,967

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Windsor II Fund Admiral Shares	7.09%	10.03%	9.22%	$120,831
Russell 1000 Value Index	0.13	6.60	7.60	103,994
Dow Jones U.S. Total Stock Market Float Adjusted Index	8.39	10.10	10.43	134,835
See Financial Highlights for dividend information.

Windsor II Fund
Fund Allocation
As of October 31, 2023
Communication Services	7.6%
Consumer Discretionary	8.2
Consumer Staples	6.8
Energy	7.4
Financials	17.9
Health Care	16.0
Industrials	9.6
Information Technology	20.6
Materials	2.9
Real Estate	1.4
Utilities	1.4
Other	0.2
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Windsor II Fund
Financial Statements
Schedule of Investments
As of October 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (95.9%)
Communication Services (7.3%)
*	Alphabet Inc. Class A	12,954,911	1,607,445
*	Meta Platforms Inc. Class A	2,760,013	831,509
*	Alphabet Inc. Class C	4,354,150	545,575
	Comcast Corp. Class A	5,323,513	219,808
*	Walt Disney Co.	1,882,340	153,580
*	Warner Bros Discovery Inc.	10,268,148	102,065
	Vodafone Group plc ADR	9,071,932	83,825
	Omnicom Group Inc.	753,779	56,466
[1]	Paramount Global Class B	3,620,200	39,388
*	Baidu Inc. ADR	78,683	8,262
			3,647,923
Consumer Discretionary (7.8%)
*	Amazon.com Inc.	8,970,484	1,193,882
	McDonald's Corp.	1,392,476	365,066
	Lennar Corp. Class A	2,758,056	294,229
*	Aptiv plc	3,041,291	265,201
	Sony Group Corp. ADR	2,959,000	245,745
	General Motors Co.	8,560,224	241,398
	Home Depot Inc.	843,964	240,268
	Cie Generale des Etablissements Michelin SCA ADR	12,986,000	191,933
	Magna International Inc.	3,850,532	185,172
*	Booking Holdings Inc.	59,700	166,537
	NIKE Inc. Class B	1,551,630	159,461
*	Ulta Beauty Inc.	241,135	91,947
	Bayerische Motoren Werke AG (XETR)	944,435	87,837
*	Alibaba Group Holding Ltd. ADR	832,401	68,706
	Mercedes-Benz Group AG	1,059,910	62,359
*	Adient plc	1,311,943	44,199
	BorgWarner Inc. (XNYS)	1,187,000	43,800
			3,947,740
Consumer Staples (6.5%)
	Procter & Gamble Co.	5,399,240	810,048
	Coca-Cola Co.	10,467,875	591,330
	Sysco Corp.	5,665,974	376,731
	PepsiCo Inc.	1,395,268	227,819
	Constellation Brands Inc. Class A	846,000	198,091
	Shares	Market Value• ($000)
Kroger Co.	4,340,823	196,943
Estee Lauder Cos. Inc. Class A	1,329,740	171,364
Unilever plc ADR	3,599,598	170,441
Mondelez International Inc. Class A	2,526,973	167,311
Unilever plc (XLON)	3,212,400	152,141
Nestle SA (Registered)	1,126,287	121,457
Kenvue Inc.	4,351,426	80,937
		3,264,613
Energy (7.1%)
ConocoPhillips	4,225,426	501,980
Chevron Corp.	3,391,937	494,307
APA Corp.	9,092,567	361,157
Halliburton Co.	6,775,435	266,546
Coterra Energy Inc.	9,502,000	261,305
Suncor Energy Inc.	7,124,332	230,828
Marathon Oil Corp.	7,993,987	218,316
NOV Inc.	10,853,688	216,640
Phillips 66	1,839,000	209,775
Shell plc ADR	3,112,712	202,762
Pioneer Natural Resources Co.	656,120	156,813
Ovintiv Inc. (XNYS)	2,921,110	140,213
Schlumberger NV	2,479,166	137,990
Cenovus Energy Inc.	4,153,200	79,243
Murphy Oil Corp.	1,195,152	53,626
Baker Hughes Co.	1,544,100	53,148
		3,584,649
Financials (17.2%)
Wells Fargo & Co.	20,543,567	817,018
Visa Inc. Class A	2,696,151	633,865
Bank of America Corp.	23,176,931	610,480
Intercontinental Exchange Inc.	5,052,565	542,848
US Bancorp	15,173,600	483,734
Citigroup Inc.	12,084,003	477,197
American Express Co.	2,901,047	423,640
Marsh & McLennan Cos. Inc.	2,217,413	420,532
American International Group Inc.	6,549,146	401,528
Capital One Financial Corp.	2,864,300	290,125
Ameriprise Financial Inc.	899,000	282,798
JPMorgan Chase & Co.	1,795,175	249,637
Citizens Financial Group Inc.	9,887,851	231,672

Windsor II Fund
		Shares	Market Value• ($000)
	Fidelity National Information Services Inc.	4,342,400	213,255
	Blackstone Inc.	2,302,000	212,590
	Charles Schwab Corp.	4,031,519	209,800
	Bank of New York Mellon Corp.	4,882,634	207,512
	Goldman Sachs Group Inc.	679,749	206,379
	Commerce Bancshares Inc.	4,493,097	197,067
	BNP Paribas SA	3,342,100	192,184
	Hartford Financial Services Group Inc.	2,435,600	178,895
	Mitsubishi UFJ Financial Group Inc. ADR	19,937,000	167,471
	PNC Financial Services Group Inc.	1,413,000	161,746
	Cullen/Frost Bankers Inc.	1,577,000	143,491
	Chubb Ltd.	594,279	127,544
	Aon plc Class A (XNYS)	315,774	97,701
	First Citizens BancShares Inc. Class A	59,258	81,820
	ING Groep NV	4,497,433	57,660
	Truist Financial Corp.	1,992,588	56,510
	Corebridge Financial Inc.	2,694,200	53,884
	Discover Financial Services	652,800	53,582
	Equitable Holdings Inc.	1,842,040	48,943
	Sumitomo Mitsui Financial Group Inc.	946,600	45,634
	State Street Corp.	665,188	42,991
	NatWest Group plc	18,280,043	39,774
			8,661,507
Health Care (15.4%)
	UnitedHealth Group Inc.	1,952,269	1,045,557
	Medtronic plc	11,204,721	790,605
	Elevance Health Inc.	1,693,838	762,380
	HCA Healthcare Inc.	2,461,600	556,666
	Danaher Corp.	2,735,289	525,230
	Cigna Group	1,662,473	514,037
	Johnson & Johnson	3,096,700	459,364
	Thermo Fisher Scientific Inc.	787,412	350,217
	Amgen Inc.	1,055,000	269,763
*	Boston Scientific Corp.	5,019,366	256,941
	Merck & Co. Inc.	2,488,000	255,518
	CVS Health Corp.	3,469,800	239,451
	Alcon Inc.	2,918,000	208,112
	GE Healthcare Inc.	2,969,615	197,687
	Zoetis Inc.	1,226,959	192,633
	Roche Holding AG	705,449	181,801
*	IQVIA Holdings Inc.	963,061	174,150
*	Centene Corp.	2,139,988	147,616
	Humana Inc.	220,926	115,697
	AstraZeneca plc ADR	1,672,250	105,736
	Abbott Laboratories	941,286	88,999
	AbbVie Inc.	516,367	72,901
	Zimmer Biomet Holdings Inc.	612,008	63,900
	Sanofi SA ADR	1,320,391	59,748
	GSK plc ADR	1,567,915	55,975
	EssilorLuxottica SA	148,206	26,838
		Shares	Market Value• ($000)
	Novartis AG ADR	77,905	7,290
			7,724,812
Industrials (9.2%)
	Honeywell International Inc.	3,431,200	628,802
	General Dynamics Corp.	2,067,471	498,901
	Parker-Hannifin Corp.	925,000	341,242
	Northrop Grumman Corp.	692,542	326,485
	RTX Corp.	3,955,600	321,946
	Waste Management Inc.	1,704,686	280,131
*	Boeing Co.	1,454,939	271,812
	Norfolk Southern Corp.	1,328,779	253,518
	General Electric Co.	2,174,745	236,242
	Xylem Inc.	2,310,000	216,077
	FedEx Corp.	848,840	203,806
	HEICO Corp.	1,125,570	178,301
	Oshkosh Corp.	1,690,000	148,264
	Cummins Inc.	631,772	136,652
	Caterpillar Inc.	522,278	118,061
	Nordson Corp.	424,435	90,231
	Daimler Truck Holding AG	2,794,014	87,789
	CNH Industrial NV	7,994,599	87,781
	PACCAR Inc.	957,580	79,029
	Timken Co.	737,700	50,990
*	Fluor Corp.	1,403,385	46,719
*	Veralto Corp.	375,666	25,921
	Siemens AG (Registered)	189,874	25,196
			4,653,896
Information Technology (19.8%)
	Microsoft Corp.	9,560,715	3,232,573
	Apple Inc.	3,463,848	591,521
*	Adobe Inc.	1,046,341	556,716
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	5,968,485	515,140
	Micron Technology Inc.	6,390,413	427,327
	Samsung Electronics Co. Ltd. (XKRX)	8,361,400	416,188
*	F5 Inc.	2,096,600	317,824
	Amphenol Corp. Class A	3,942,852	317,597
	Analog Devices Inc.	1,976,126	310,904
	Telefonaktiebolaget LM Ericsson ADR	69,414,080	309,587
	Microchip Technology Inc.	3,789,000	270,118
*	ANSYS Inc.	966,000	268,799
	Applied Materials Inc.	1,911,838	253,032
	Cisco Systems Inc.	4,625,086	241,106
*	Autodesk Inc.	1,170,000	231,227
	Accenture plc Class A	777,543	231,000
*	Salesforce Inc.	1,117,468	224,421
	QUALCOMM Inc.	2,002,000	218,198
	Seagate Technology Holdings plc	3,156,198	215,410
*	Teledyne Technologies Inc.	553,800	207,448
*	Workday Inc. Class A	688,200	145,699
	International Business Machines Corp.	802,918	116,134
	TE Connectivity Ltd.	902,266	106,332
	Oracle Corp.	936,525	96,837

Windsor II Fund
	Shares	Market Value• ($000)
Corning Inc.	3,320,051	88,844
Cognizant Technology Solutions Corp. Class A	866,500	55,863
		9,965,845
Materials (2.7%)
Corteva Inc.	6,320,000	304,245
Martin Marietta Materials Inc.	731,000	298,935
RPM International Inc.	2,399,000	218,957
Ecolab Inc.	1,258,000	211,017
Avery Dennison Corp.	1,090,794	189,874
Olin Corp.	2,912,100	124,405
International Paper Co.	1,016,629	34,291
		1,381,724
Other (0.2%)
SPDR S&P 500 ETF Trust	185,472	77,564
Real Estate (1.4%)
Prologis Inc.	3,552,715	357,936
Equity LifeStyle Properties Inc.	2,869,000	188,780
Crown Castle Inc.	1,560,000	145,049
		691,765
Utilities (1.3%)
Atmos Energy Corp.	2,210,000	237,929
Xcel Energy Inc.	3,638,000	215,624
		Shares	Market Value• ($000)
	PPL Corp.	8,773,815	215,573
			669,126
Total Common Stocks (Cost $35,034,536)			48,271,164
Temporary Cash Investments (3.8%)
Money Market Fund (3.8%)
[2,3]	Vanguard Market Liquidity Fund, 5.420% (Cost $1,900,975)	19,014,811	1,901,291
Total Investments (99.7%) (Cost $36,935,511)			50,172,455
Other Assets and Liabilities—Net (0.3%)			137,760
Net Assets (100%)			50,310,215
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $5,292,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $5,837,000 was received for securities on loan.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2023	3,219	677,962	(20,642)

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund
Statement of Assets and Liabilities
As of October 31, 2023

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $35,034,536)	48,271,164
Affiliated Issuers (Cost $1,900,975)	1,901,291
Total Investments in Securities	50,172,455
Investment in Vanguard	1,799
Cash	1,838
Cash Collateral Pledged—Futures Contracts	36,790
Foreign Currency, at Value (Cost $673)	642
Receivables for Investment Securities Sold	236,022
Receivables for Accrued Income	51,305
Receivables for Capital Shares Issued	5,944
Variation Margin Receivable—Futures Contracts	4,349
Total Assets	50,511,144
Liabilities
Payables for Investment Securities Purchased	156,392
Collateral for Securities on Loan	5,837
Payables to Investment Advisor	15,178
Payables for Capital Shares Redeemed	19,948
Payables to Vanguard	3,574
Total Liabilities	200,929
Net Assets	50,310,215
1 Includes $5,292,000 of securities on loan.
At October 31, 2023, net assets consisted of:

Paid-in Capital	34,940,088
Total Distributable Earnings (Loss)	15,370,127
Net Assets	50,310,215

Investor Shares—Net Assets
Applicable to 264,618,856 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	10,381,062
Net Asset Value Per Share—Investor Shares	$39.23

Admiral Shares—Net Assets
Applicable to 573,675,749 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	39,929,153
Net Asset Value Per Share—Admiral Shares	$69.60

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund
Statement of Operations

Year Ended October 31, 2023
($000)
Investment Income
Income
Dividends[1]	948,284
Interest[2]	104,504
Securities Lending—Net	595
Total Income	1,053,383
Expenses
Investment Advisory Fees—Note B
Basic Fee	65,499
Performance Adjustment	(5,032)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	23,003
Management and Administrative—Admiral Shares	55,350
Marketing and Distribution—Investor Shares	461
Marketing and Distribution—Admiral Shares	1,447
Custodian Fees	660
Auditing Fees	46
Shareholders’ Reports—Investor Shares	406
Shareholders’ Reports—Admiral Shares	246
Trustees’ Fees and Expenses	29
Other Expenses	59
Total Expenses	142,174
Expenses Paid Indirectly	(121)
Net Expenses	142,053
Net Investment Income	911,330
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,900,402
Futures Contracts	84,074
Foreign Currencies	17
Realized Net Gain (Loss)	1,984,493
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[2]	702,386
Futures Contracts	(46,517)
Foreign Currencies	498
Change in Unrealized Appreciation (Depreciation)	656,367
Net Increase (Decrease) in Net Assets Resulting from Operations	3,552,190
1	Dividends are net of foreign withholding taxes of $21,384,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $103,304,000, $203,000, $5,000, and $54,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2023 ($000)	2022 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	911,330	795,248
Realized Net Gain (Loss)	1,984,493	2,796,748
Change in Unrealized Appreciation (Depreciation)	656,367	(10,644,556)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,552,190	(7,052,560)
Distributions
Investor Shares	(743,361)	(1,012,782)
Admiral Shares	(2,794,952)	(3,567,050)
Total Distributions	(3,538,313)	(4,579,832)
Capital Share Transactions
Investor Shares	(380,550)	(437,223)
Admiral Shares	253,217	1,926,529
Net Increase (Decrease) from Capital Share Transactions	(127,333)	1,489,306
Total Increase (Decrease)	(113,456)	(10,143,086)
Net Assets
Beginning of Period	50,423,671	60,566,757
End of Period	50,310,215	50,423,671

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$39.39	$48.48	$34.85	$37.22	$37.39
Investment Operations
Net Investment Income[1]	.672	.585	.502	.551	.775
Net Realized and Unrealized Gain (Loss) on Investments	1.923	(6.039)	15.971	.607	2.628
Total from Investment Operations	2.595	(5.454)	16.473	1.158	3.403
Distributions
Dividends from Net Investment Income	(.647)	(.566)	(.516)	(.635)	(.844)
Distributions from Realized Capital Gains	(2.108)	(3.070)	(2.327)	(2.893)	(2.729)
Total Distributions	(2.755)	(3.636)	(2.843)	(3.528)	(3.573)
Net Asset Value, End of Period	$39.23	$39.39	$48.48	$34.85	$37.22
Total Return[2]	7.02%	-11.93%	49.42%	2.93%	10.82%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,381	$10,747	$13,734	$10,997	$12,119
Ratio of Total Expenses to Average Net Assets[3]	0.34%[4]	0.34%[4]	0.34%	0.34%	0.33%
Ratio of Net Investment Income to Average Net Assets	1.69%	1.38%	1.15%	1.61%	2.20%
Portfolio Turnover Rate	17%	18%	20%	61%	32%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.00%), (0.01%), and (0.03%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.34%.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$69.89	$86.03	$61.84	$66.06	$66.35
Investment Operations
Net Investment Income[1]	1.248	1.098	.950	1.027	1.426
Net Realized and Unrealized Gain (Loss) on Investments	3.406	(10.716)	28.341	1.065	4.675
Total from Investment Operations	4.654	(9.618)	29.291	2.092	6.101
Distributions
Dividends from Net Investment Income	(1.204)	(1.074)	(.972)	(1.178)	(1.547)
Distributions from Realized Capital Gains	(3.740)	(5.448)	(4.129)	(5.134)	(4.844)
Total Distributions	(4.944)	(6.522)	(5.101)	(6.312)	(6.391)
Net Asset Value, End of Period	$69.60	$69.89	$86.03	$61.84	$66.06
Total Return[2]	7.09%	-11.86%	49.55%	3.00%	10.93%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$39,929	$39,677	$46,833	$30,992	$34,022
Ratio of Total Expenses to Average Net Assets[3]	0.26%[4]	0.26%[4]	0.26%	0.26%	0.25%
Ratio of Net Investment Income to Average Net Assets	1.77%	1.46%	1.22%	1.69%	2.28%
Portfolio Turnover Rate	17%	18%	20%	61%	32%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), (0.00%), (0.01%), and (0.03%).
4	The ratio of expenses to average net assets for the period net of reduction from broker commission abatement arrangements was 0.26%.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund
Notes to Financial Statements
Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of

Windsor II Fund
the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2023, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of

Windsor II Fund
Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2023, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Amounts related to these reclaims are recorded when there are no significant uncertainties as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment. Such tax reclaims and related professional fees, if any, are included in dividend income and other expenses, respectively.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	The investment advisory firms Lazard Asset Management LLC, Hotchkis and Wiley Capital Management, LLC, Sanders Capital, LLC, and Aristotle Capital Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance relative to the MSCI US Investable Market 2500 Index for the preceding five years. The basic fee of Sanders Capital, LLC, is subject to

Windsor II Fund
quarterly adjustments based on performance relative to the Russell 3000 Index for the preceding five years. The basic fee of Aristotle Capital Management, LLC, is subject to quarterly adjustments based on performance relative to the S&P 500 Index since January 31, 2020.
Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2023, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a net decrease of $5,032,000 (0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2023, the fund had contributed to Vanguard capital in the amount of $1,799,000, representing less than 0.01% of the fund’s net assets and 0.72% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended October 31, 2023, these arrangements reduced the fund’s expenses by $121,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Windsor II Fund
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	46,774,306	1,496,858	—	48,271,164
Temporary Cash Investments	1,901,291	—	—	1,901,291
Total	48,675,597	1,496,858	—	50,172,455
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	20,642	—	—	20,642
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for applicable foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	75,718
Total Distributable Earnings (Loss)	(75,718)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	756,088
Undistributed Long-Term Gains	1,447,777
Net Unrealized Gains (Losses)	13,166,262
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	15,370,127

Windsor II Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2023 Amount ($000)	2022 Amount ($000)
Ordinary Income*	864,330	1,414,463
Long-Term Capital Gains	2,673,983	3,165,369
Total	3,538,313	4,579,832
*	Includes short-term capital gains, if any.
As of October 31, 2023, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	37,006,227
Gross Unrealized Appreciation	15,768,673
Gross Unrealized Depreciation	(2,602,444)
Net Unrealized Appreciation (Depreciation)	13,166,229
G.	During the year ended October 31, 2023, the fund purchased $8,525,083,000 of investment securities and sold $11,430,575,000 of investment securities, other than temporary cash investments.
H.	Capital share transactions for each class of shares were:

	Year Ended October 31,
	2023		2022
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	321,789	8,059	594,292	13,465
Issued in Lieu of Cash Distributions	725,857	19,498	986,376	22,623
Redeemed	(1,428,196)	(35,765)	(2,017,891)	(46,545)
Net Increase (Decrease)—Investor Shares	(380,550)	(8,208)	(437,223)	(10,457)
Admiral Shares
Issued	1,703,062	24,125	2,903,794	37,328
Issued in Lieu of Cash Distributions	2,612,310	39,534	3,344,538	43,301
Redeemed	(4,062,155)	(57,683)	(4,321,803)	(57,306)
Net Increase (Decrease)—Admiral Shares	253,217	5,976	1,926,529	23,323
I.	Significant market disruptions, such as those caused by pandemics (e.g., COVID-19 pandemic), natural or environmental disasters, war (e.g., Russia’s invasion of Ukraine), acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.

Windsor II Fund
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
J.	Management has determined that no events or transactions occurred subsequent to October 31, 2023, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Windsor Funds and Shareholders of Vanguard Windsor II Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Windsor II Fund (one of the funds constituting Vanguard Windsor Funds, referred to hereafter as the "Fund") as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the five years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 19, 2023
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
For corporate shareholders, 52.5%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $864,283,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for individual shareholders for the fiscal year.
The fund hereby designates $26,001,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund distributed $2,731,429,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 205 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Member of the board of governors of the Investment Company Institute and the board of governors of FINRA.
Independent Trustees
Tara Bunch
Born in 1962. Trustee since November 2021. Principal occupation(s) during the past five years and other experience: head of global operations at Airbnb (2020–present). Vice president of AppleCare (2012–2020). Member of the board of directors of Out & Equal, the advisory board of the University of California, Berkeley School of Engineering, and the advisory board of Santa Clara University’s Leavey School of Business.
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Member of the board of directors of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, Roberts Wesleyan College, and the Rochester Philharmonic Orchestra. Trustee of the University of Rochester.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Director of the V Foundation. Member of the advisory council for the College of Arts and Letters at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired 2020) and vice president (retired 2020) of the University of Notre Dame. Chair of the board of Catholic Investment Services, Inc. (investment advisors). Member of the board of superintendence of the Institute for the Works of Religion, the Notre Dame 403(b) Investment Committee, and the board of directors of Paxos Trust Company (finance).
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chief executive officer of Purposeful (advisory firm for CEOs and C-level executives; 2021–present). Board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Director of DuPont. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, and the NewYork-Presbyterian Hospital.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and partner of HighVista Strategies (private investment firm). Member of the board of RIT Capital Partners (investment firm).
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Colin W. Brown Distinguished Professor of the Practice of Law, Duke Law School (2021–present); Rubenstein Fellow, Duke University (2017–2020); Distinguished Fellow of the Global Financial Markets Center, Duke Law School (2020–2022); and Senior Fellow, Duke Center on Risk
(2020–present). Partner of Kaya Partners (climate policy advisory services). Member of the board of directors of Arcadia (energy solution technology).
Grant Reid
Born in 1959. Trustee since July 2023. Principal occupation(s) during the past five years and other experience: chief executive officer and president (2014–2022) and member of the board of directors (2015–2022) of Mars, Incorporated (multinational manufacturer). Member of the board of directors of Marriott International, Inc. Chair of Agribusiness Task Force, Sustainable Markets Initiative.
David Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company. Trustee of Common Fund.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Member of the BMW Group Mobility Council.

Executive Officers
Jacqueline Angell
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (November 2022–present) of Vanguard and of each of the investment companies served by Vanguard. Chief compliance officer (2018–2022) and deputy chief compliance officer (2017–2019) of State Street.
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–2022) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Special assistant to the President of the United States (2015).
Ashley Grim
Born in 1984. Principal occupation(s) during the past five years and other experience: treasurer (February 2022–present) of each of the investment companies served by Vanguard. Fund transfer agent controller (2019–2022) and director of Audit Services (2017–2019) at Vanguard. Senior manager (2015–2017) at PriceWaterhouseCoopers (audit and assurance, consulting, and tax services).
Jodi Miller
Born in 1980. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2022–present) of each of the investment companies served by Vanguard. Head of Enterprise Investment Services (2020–present), head of Retail Client Services and Operations (2020–2022), and head of Retail Strategic Support (2018–2020) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express. Nonexecutive director (2022–present) of the board of National Grid (energy).
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
Chris D. Mclsaac	Lauren Valente

Connect with Vanguard®>vanguard.com
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Institutional Investor Services > 800-523-1036
Text Telephone for People Who Are Deaf or Hard of Hearing > 800-749-7273
This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2023, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2023 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q730 122023

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended October 31, 2023: $90,000
Fiscal Year Ended October 31, 2022: $82,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2023: $9,326,156
Fiscal Year Ended October 31, 2022: $10,494,508

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)	Audit-Related Fees.

Fiscal Year Ended October 31, 2023: $3,295,934
Fiscal Year Ended October 31, 2022: $2,757,764

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)	Tax Fees.

Fiscal Year Ended October 31, 2023: $1,678,928
Fiscal Year Ended October 31, 2022: $5,202,689

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)	All Other Fees.

Fiscal Year Ended October 31, 2023: $25,000
Fiscal Year Ended October 31, 2022: $298,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)           (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)           Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2023: $1,703,928
Fiscal Year Ended October 31, 2022: $5,500,689

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)           For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control during the period covered by this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 21, 2023

VANGUARD WINDSOR FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: December 21, 2023

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney  filed on July 21, 2023 (see File Number 33-53683) and to a Power of Attorney  filed on March 29, 2023 (see File Number 2-11444), Incorporated by Reference.